Prospectus supplement	February 6, 2012

PUTNAM GLOBAL FINANCIALS FUND Prospectus dated December 30, 2011

Effective as of February 1, 2012, the sub-section Your fund’s management in the section Fund summary and the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio managers are now David Morgan and Jacquelyne Cavanaugh.

Mr. Morgan, who is an Analyst for Putnam Investments Limited, joined the fund in December 2008. He has been employed by Putnam Investments Limited since 2004 as an Analyst.

Ms. Cavanaugh, who is an Analyst for Putnam Investment Management, LLC, joined the fund in February 2012. Before 2012, she was employed by Janus Capital Group as a Senior Equity Analyst (2005-2011).

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